UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2017
ANDEAVOR
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed on August 14, 2017, Andeavor Logistics LP, a Delaware limited partnership (“Andeavor Logistics”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tesoro Logistics GP, LLC, a Delaware limited liability company and the general partner of Andeavor Logistics, Western Refining Logistics, LP, a Delaware limited partnership (“WNRL”), Western Refining Logistics GP, LLC, a Delaware limited liability company and the general partner of WNRL (“WNRL GP”), WNRL Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Andeavor Logistics (“LP Merger Sub”), and WNRL GP Merger Sub LLC, a Delaware limited liability company and wholly-owned-subsidiary of Andeavor Logistics (“GP Merger Sub”). Pursuant to the Merger Agreement, (1) LP Merger Sub will merge with and into WNRL (the “Merger”), with WNRL continuing as the surviving entity and a wholly-owned subsidiary of Andeavor Logistics, and (2) GP Merger Sub will merge with and into WNRL GP (the “GP Merger”), with WNRL GP continuing as the surviving entity and a wholly-owned subsidiary of Andeavor Logistics. The completion of the Merger is subject, among other conditions, to the delivery of written consents representing the affirmative vote or consent of holders of at least a majority of the outstanding WNRL common units.

On September 28, 2017, certain affiliates of Andeavor, which beneficially own a majority of the outstanding WNRL common units, delivered a written consent adopting and approving in all respects the Merger Agreement and the transactions contemplated thereby. The delivery of this consent is sufficient to adopt the Merger Agreement and approve the acquisition by Andeavor Logistics of WNRL without the receipt of written consents from any other holder of WNRL common units.

Also on September 28, 2017, Andeavor Logistics and WNRL issued a press release announcing that (i) WNRL GP’s board of directors has set September 28, 2017 as the record date for determining the WNRL unitholders entitled to execute and deliver written consents with respect to the Merger, (ii) the consent solicitation process will conclude on October 27, 2017, (iii) the Merger is expected to close on October 30, 2017 and (iv) the previously-announced buy-in of Andeavor Logistics' incentive distribution rights held by Andeavor in exchange for common units of Andeavor Logistics is expected to immediately follow the closing of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto.
FORWARD LOOKING STATEMENTS

This communication contains certain statements that are "forward-looking" statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Words such as "may," "will," "could," "anticipate," "estimate," "expect," "predict," "project," "future," "potential," "intend," "plan," "assume," "believe," "forecast," "look," "build," "focus," "create," "work" "continue" or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the proposed acquisition by Andeavor Logistics of WNRL, the closing of the Merger, and the proposed buy-in of Andeavor Logistics' incentive distribution rights held by Andeavor in exchange for common units of Andeavor Logistics. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, the risk that the proposed transactions do not occur, expected timing and likelihood of completion of the proposed transactions, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed acquisition that could reduce anticipated benefits or cause the parties to abandon the transactions, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could cause the parties to abandon the transactions, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Andeavor Logistics' common units, WNRL's common units or Andeavor's common stock, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies, the risk of the amount of any future distribution Andeavor Logistics may pay, and other factors. All such factors are difficult to predict and are beyond Andeavor Logistics' or Andeavor's control, including those detailed in Andeavor Logistics' annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and registration statement on Form S-4 (Reg. No. 333-220088), as amended, filed with the SEC on August 22, 2017, as amended (the “Form S-4”) that are available on its website at http://andeavorlogistics.com/ and on the SEC's website at http://www.sec.gov, those detailed in WNRL's annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on WNRL's website at http://www.wnrl.com and on the SEC website at http://www.sec.gov and those detailed in Andeavor's website at http://andeavor.com and on the SEC's website at http://www.sec.gov. Andeavor Logistics', WNRL's and Andeavor's forward-looking statements are based on assumptions that Andeavor Logistics, WNRL and

Andeavor believe to be reasonable but that may not prove to be accurate. Andeavor Logistics, WNRL and Andeavor undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur in the future, or which we become aware of, except as required by applicable law or regulation. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.
No Offer or Solicitation:

This communication relates to a proposed business combination between WNRL and Andeavor Logistics and a proposed transaction between Andeavor Logistics and Andeavor. This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Additional Information and Where to Find It:

In connection with the proposed transaction, Andeavor Logistics and WNRL filed with the SEC, and the SEC has declared effective, a registration statement on Form S-4, containing a joint consent statement/prospectus (the "S-4") with the SEC, which was mailed to WNRL and Andeavor Logistics unitholders on September 28, 2017. This communication is not a substitute for the registration statement, definitive consent statement/prospectus or any other documents that Andeavor Logistics, WNRL or Andeavor filed with the SEC or sent to unitholders in connection with the proposed transaction. UNITHOLDERS OF ANDEAVOR LOGISTICS AND WNRL AND SHAREHOLDERS OF ANDEAVOR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE FORM S-4 AND THE DEFINITIVE CONSENT STATEMENT/PROSPECTUS INCLUDED THEREIN, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When available, investors and security holders will be able to obtain copies of these documents, including the consent statement/prospectus, and any other documents that may be filed with the SEC with respect to the proposed transactions free of charge at the SEC's website, http://www.sec.gov. Copies of documents filed with the SEC by Andeavor Logistics will be made available free of charge on Andeavor Logistics' website at http://andeavorlogistics.com/ or by contacting Andeavor Logistics' Investor Relations Department by phone at (210) 626-7202. Copies of documents filed with the SEC by WNRL will be made available free of charge on WNRL's website at http://www.wnrl.com or by contacting WNRL's Investor Relations Department by phone at (602) 286-1533. Copies of documents filed with the SEC by Andeavor will be made available free of charge on Andeavor's website at http://www.andeavor.com or by contacting Andeavor's Investor Relations Department by phone at (210) 626-4757.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Press Release of Andeavor Logistics LP and Western Refining Logistics, LP, dated September 28, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 28, 2017

ANDEAVOR

By:	/s/ BLANE W. PEERY
Blane W. Peery
Vice President and Controller

INDEX TO EXHIBIT

Exhibit Number	Description
99.1	Press Release of Andeavor Logistics LP and Western Refining Logistics, LP, dated September 28, 2017